Consolidated Balance Sheets (Unaudited) (Parentheticals) - $ / shares	Jun. 30, 2015	Dec. 31, 2014
Preferred stock par value (in Dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	5,000,000	5,000,000
Common stock, shares issued	3,182,916	3,164,416
Common stock, shares outstanding	2,759,002	2,740,502
Treasury stock, shares	423,914	423,914